                                      AMS

      NUMBER                                                    SHARES


COMMON STOCK                                                        COMMON STOCK


                   AMERICAN MANAGEMENT SYSTEMS, INCORPORATED

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                      CUSIP 027352 10 3
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT



IS THE OWNER OF


           FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF AMERICAN MANAGEMENT SYSTEMS, INCORPORATED (herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[CORPORATE SEAL]

Dated:


[SIG]                                        [SIG]
SECRETARY                                    CHAIRMAN OF THE BOARD OF DIRECTORS


COUNTERSIGNED AND REGISTERED:
              CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common                UNIF GIFT MIN ACT -              Custodian
TEN ENT   - as tenants by the entireties                           ------------           ------------
JT TEN    - as joint tenants with right                             (Cust)                  (Minor)
            of survivorship and not as                               under Uniform Gifts to Minors
            tenants in common
                                                                    Act
                                                                       -------------------------
                                                                               (State)

     Additional abbreviations may be used though not in the above list.

        For value received,               hereby sell, assign and transfer unto
                           ---------------


  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including postal zip code of assignee


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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------


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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated,
      ----------------

                                             -----------------------------

Signature(s) Guaranteed:

      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration of enlargement, or any change whatever.



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THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-13.

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between American Management Systems, Incorporated (the "Corporation") and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, dated as of July 31, 1998 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.